UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Small Cap Core Fund

S E M I - A N N U A L

R E P O R T

JUNE 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Small Cap Core Fund

Semi-Annual Report • June 30, 2007

What’s Inside
	Letter from the Chairman	I
	Fund at a Glance	1
	Fund Expenses	2
	Schedule of Investments	4
	Statement of Assets and Liabilities	12
	Statement of Operations	13
	Statements of Changes in Net Assets	14
	Financial Highlights	15
	Notes to Financial Statements	18

     Fund Objective

       The Fund seeks long-term capital
       appreciation by investing princi-
       pally in the stocks of companies
       with relatively small market
       capitalizations representing
       several industries and sectors.

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”) [i] expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters.... Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated.... In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. Stocks began the year on a positive note, as the S&P 500 Indexiv hit a six-year high in January 2007. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp

Legg Mason Partners Small Cap Core Fund	I

decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in ten-years. After a modest increase in March 2007, U.S. stock prices rallied in April and May, thanks, in part, to surprisingly strong first quarter corporate profits. Stocks then gave up some ground in June due to continued weakness in the housing market, troubles in the subprime mortgage market and expectations that the Fed would not lower short-term interest rates in 2007. All told, the S&P 500 Index returned 6.96% during the six months ended June 30, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, as the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returned 9.90%, 7.18% and 6.45%, respectively, for the six months ended June 30, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 8.22% and 6.01%, respectively.

Since the close of the reporting period, the U.S. fixed - income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

II	Legg Mason Partners Small Cap Core Fund

Performance Review

For the six months ended June 30, 2007, Class A shares of Legg Mason Partners Small Cap Core Fund, excluding sales charges, returned 9.74%. These shares outperformed the Fund’s unmanaged benchmark, the Russell 2000 Index, which returned 6.45% for the same period. The Lipper Small-Cap Core Funds Category Average[1] increased 8.30% over the same time frame.

Performance Snapshot as of June 30, 2007 (excluding sales charges) (unaudited)
Six Months

Small Cap Core Fund — Class A Shares	9.74%
Russell 2000 Index	6.45%
Lipper Small-Cap Core Funds Category Average	8.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 9.16% and Class C shares returned 9.32% over the six months ended June 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B and Class C shares were 1.32%, 2.27% and 2.12%, respectively.

Special Shareholder Notices

The Fund is managed by a team of portfolio managers employed by the Fund’s sub-adviser, Batterymarch Financial Management, Inc. (“Batterymarch”). At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time to time. Yu-Nien (Charles) Ko, CFA and Stephen A, Lanzendorf, CFA, co-directors and senior portfolio managers of Batterymarch’s U.S Equities investment team, are responsible for the strategic oversight of Batterymarch’s investment

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 772 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Small Cap Core Fund	III

process. Effective February 15, 2007, Mr. Ko and Mr. Lanzendorf lead the Fund’s portfolio management team. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch’s current investment strategies.

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•          Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•          New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•          Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

IV	Legg Mason Partners Small Cap Core Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

July 27, 2007

Legg Mason Partners Small Cap Core Fund	V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI	Legg Mason Partners Small Cap Core Fund

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Information Technology

Consumer Discretionary

Financials

Industrials

Health Care

Materials

Energy

Consumer Staples

Utilities

Telecommunications Services

Short-Term Investment

0.0%

5.0%

10.0%

15.0%

20.0%

16.7%

16.0%

14.4%

14.2%

12.8%

9.2%

6.2%

4.0%

2.5%

1.7%

2.3%

June 30, 2007

Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	9.74%	$1,000.00	$1,097.40	1.44%	$7.49
Class B	9.16	1,000.00	1,091.60	2.40	12.45
Class C	9.32	1,000.00	1,093.20	2.21	11.47

(1)	For the six months ended June 30, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.65	1.44%	$7.20
Class B	5.00	1,000.00	1,012.89	2.40	11.98
Class C	5.00	1,000.00	1,013.84	2.21	11.03

(1)	For the six months ended June 30, 2007.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report	3

Schedule of Investments (June 30, 2007) (unaudited)
LEGG MASON PARTNERS SMALL CAP CORE FUND

Shares	Security	Value

COMMON STOCKS — 97.6%
CONSUMER DISCRETIONARY — 16.0%
Auto Components — 0.6%
12,800	Cooper Tire & Rubber Co.	$353,536

Diversified Consumer Services — 1.6%
17,343	Sotheby’s Holdings Inc., Class A Shares	798,125
4,210	Vertrue Inc. *	205,364

	Total Diversified Consumer Services	1,003,489

Hotels, Restaurants & Leisure — 2.0%
15,647	Bluegreen Corp. *	182,914
7,100	CEC Entertainment Inc. *	249,920
4,400	Jack in the Box Inc. *	312,136
14,900	Texas Roadhouse Inc., Class A Shares *	190,571
11,100	WMS Industries Inc. *	320,346

	Total Hotels, Restaurants & Leisure	1,255,887

Household Durables — 1.2%
5,700	CSS Industries Inc.	225,777
9,362	Tempur-Pedic International Inc.	242,476
9,213	Tupperware Brands Corp.	264,781

	Total Household Durables	733,034

Internet & Catalog Retail — 1.6%
8,478	FTD Group Inc.	156,080
12,898	Priceline.com Inc. *	886,609

	Total Internet & Catalog Retail	1,042,689

Leisure Equipment & Products — 0.3%
7,300	JAKKS Pacific Inc. *	205,422

Multiline Retail — 0.9%
18,650	Big Lots Inc. *	548,683

Specialty Retail — 4.6%
12,310	Aaron Rents Inc.	359,452
10,037	Aeropostale Inc. *	418,342
6,469	Asbury Automotive Group Inc.	161,402
30,547	Charming Shoppes Inc. *	330,824
7,566	Gymboree Corp. *	298,176
9,884	Men’s Wearhouse Inc.	504,776
15,735	Payless ShoeSource Inc. *	496,439
13,241	Rent-A-Center Inc. *	347,311
214	Select Comfort Corp. *	3,471

	Total Specialty Retail	2,920,193

Textiles, Apparel & Luxury Goods — 3.2%
4,200	Columbia Sportswear Co.	288,456
9,500	Maidenform Brands Inc. *	188,670

See Notes to Financial Statements.

4	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)
Shares	Security	Value

Textiles, Apparel & Luxury Goods — 3.2% (continued)
7,734	Perry Ellis International Inc. *	$248,803
11,179	Phillips-Van Heusen Corp.	677,112
6,437	Skechers USA Inc., Class A Shares *	187,960
9,824	True Religion Apparel Inc. *	199,722
8,724	Wolverine World Wide Inc.	241,742

	Total Textiles, Apparel & Luxury Goods	2,032,465

	TOTAL CONSUMER DISCRETIONARY	10,095,398

CONSUMER STAPLES — 4.0%
Beverages — 0.2%
3,021	Boston Beer Co. Inc., Class A Shares *	118,876

Food & Staples Retailing — 1.5%
13,300	Ruddick Corp.	400,596
16,400	Spartan Stores Inc.	539,724

	Total Food & Staples Retailing	940,320

Food Products — 1.2%
6,800	Imperial Sugar Co. *	209,372
7,800	Pilgrim’s Pride Corp.	297,726
6,000	Sanderson Farms Inc.	270,120

	Total Food Products	777,218

Personal Products — 0.2%
3,600	NBTY Inc. *	155,520

Tobacco — 0.9%
6,000	Universal Corp.	365,520
7,700	Vector Group Ltd.	173,481

	Total Tobacco	539,001

	TOTAL CONSUMER STAPLES	2,530,935

ENERGY — 6.2%
Energy Equipment & Services — 3.3%
46,524	Grey Wolf Inc. *	383,358
10,500	GulfMark Offshore Inc. *	537,810
81,045	Parker Drilling Co. *	854,214
20,562	Pioneer Drilling Co. *	306,579

	Total Energy Equipment & Services	2,081,961

Oil, Gas & Consumable Fuels — 2.9%
7,322	Alon USA Energy Inc.	322,241
9,761	Delek US Holdings Inc.	260,131
10,232	Holly Corp.	759,112
11,700	Petroquest Energy Inc. *	170,118
7,234	Swift Energy Co. *	309,326

	Total Oil, Gas & Consumable Fuels	1,820,928

	TOTAL ENERGY	3,902,889

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report	5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
FINANCIALS — 14.4%
Commercial Banks — 2.9%
7,244	City Holding Co.	$277,662
3,904	Credicorp Ltd.	238,808
6,317	Hancock Holding Co.	237,203
13,295	Nara Bancorp Inc.	211,789
4,530	Preferred Bank	181,200
7,774	Southwest Bancorp of Oklahoma Inc.	186,887
17,323	Sterling Bancshares of Texas Inc.	195,923
2,717	West Coast Bancorp	82,570
17,683	Wilshire Bancorp Inc.	215,379
	Total Commercial Banks	1,827,421
Consumer Finance — 1.1%
6,493	Cash America International Inc.	257,448
9,000	Dollar Financial Corp. *	256,500
3,691	World Acceptance Corp. *	157,716
	Total Consumer Finance	671,664
Diversified Financial Services — 0.6%
14,859	KKR Financial Holdings LLC	370,138
Insurance — 4.7%
10,670	Aspen Insurance Holdings Ltd.	299,507
8,513	Delphi Financial Group, Class A Shares	356,014
18,350	IPC Holdings Ltd.	592,522
202	Nationwide Financial Services Inc., Class A Shares	12,770
22,300	Phoenix Cos. Inc.	334,723
12,700	Platinum Underwriters Holdings Ltd.	441,325
4,210	Reinsurance Group Of America	253,610
4,800	RLI Corp.	268,560
4,240	Seabright Insurance Holdings Inc. *	74,115
977	Transatlantic Holdings Inc.	69,494
6,000	Zenith National Insurance Corp.	282,540
	Total Insurance	2,985,180
Real Estate Investment Trusts (REITs) — 4.0%
10,735	Ashford Hospitality Trust	126,244
5,600	Cousins Properties Inc.	162,456
5,127	Crystal River Capital Inc.	124,484
20,989	Hersha Hospitality Trust	248,090
6,459	Jones Lang LaSalle Inc.	733,096
14,212	National Retail Properties Inc.	310,674
10,561	Newcastle Investment Corp.	264,764
5,800	Potlatch Corp.	249,690
7,689	Ramco-Gershenson Properties Trust	276,266
	Total Real Estate Investment Trusts (REITs)	2,495,764

See Notes to Financial Statements.

6	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
Thrifts & Mortgage Finance — 1.1%
12,584	FirstFed Financial Corp. *	$713,890
	TOTAL FINANCIALS	9,064,057
HEALTH CARE — 12.8%
Biotechnology — 2.8%
5,775	Cephalon Inc. *	464,252
1,251	Cubist Pharmaceuticals Inc. *	24,657
28,371	LifeCell Corp. *	866,450
14,027	Ligand Pharmaceuticals Inc., Class B Shares	96,506
8,116	OSI Pharmaceuticals Inc. *	293,881
	Total Biotechnology	1,745,746
Health Care Equipment & Supplies — 2.6%
3,992	Bio-Rad Laboratories Inc., Class A *	301,676
7,700	Cantel Medical Corp. *	130,977
5,400	Cynosure Inc., Class A Shares *	196,722
6,467	Haemonetics Corp. *	340,229
6,500	Mentor Corp.	264,420
13,759	STERIS Corp.	421,025
	Total Health Care Equipment & Supplies	1,655,049
Health Care Providers & Services — 3.6%
8,093	Amedisys Inc. *	294,019
11,715	AMERIGROUP Corp. *	278,817
11,700	Centene Corp. *	250,614
12,900	LHC Group Inc. *	337,980
9,400	Medcath Corp. *	298,920
14,510	Res-Care Inc. *	306,741
5,131	WellCare Health Plans Inc. *	464,407
	Total Health Care Providers & Services	2,231,498
Health Care Technology — 0.6%
22,900	Phase Forward Inc. *	385,407
Pharmaceuticals — 3.2%
20,067	Alpharma Inc., Class A Shares	521,943
17,786	K-V Pharmaceutical Co., Class A Shares *	484,490
4,939	Perrigo Co.	96,705
26,046	Sciele Pharma Inc. *	613,644
8,817	Valeant Pharmaceuticals International	147,156
12,386	ViroPharma Inc. *	170,927
	Total Pharmaceuticals	2,034,865
	TOTAL HEALTH CARE	8,052,565

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report	7

Schedule of Investments (June 30, 2007) (unaudited) (continued)
Shares	Security	Value

INDUSTRIALS — 14.2%
Aerospace & Defense — 0.4%
3,690	Ceradyne Inc. *	$272,912

Air Freight & Logistics — 0.1%
2,100	Hub Group Inc., Class A Shares *	73,836

Airlines — 0.8%
17,185	Republic Airways Holdings Inc. *	349,715
7,504	SkyWest Inc.	178,820

	Total Airlines	528,535

Commercial Services & Supplies — 6.0%
10,400	ABM Industries Inc.	268,424
12,448	Administaff Inc.	416,883
19,633	Comfort Systems USA Inc.	278,396
3,570	Consolidated Graphics Inc. *	247,330
5,900	Deluxe Corp.	239,599
7,413	Heidrick & Struggles International Inc. *	379,842
11,883	Herman Miller Inc.	375,503
23,338	IKON Office Solutions Inc.	364,306
11,362	Kforce Inc. *	181,565
7,627	Korn/Ferry International *	200,285
13,087	Steelcase Inc., Class A Shares	242,109
5,300	United Stationers Inc. *	353,192
14,250	Volt Information Sciences Inc. *	262,770

	Total Commercial Services & Supplies	3,810,204

Electrical Equipment — 2.5%
7,596	AO Smith Corp.	303,005
11,300	AZZ Inc. *	380,245
4,484	Genlyte Group Inc. *	352,173
10,894	Regal-Beloit Corp.	507,007

	Total Electrical Equipment	1,542,430

Machinery — 3.6%
15,800	Accuride Corp. *	243,478
11,135	EnPro Industries Inc. *	476,467
3,082	Freightcar America Inc.	147,443
7,005	Gardner Denver Inc. *	298,063
8,660	Lincoln Electric Holdings Inc.	642,918
12,885	Wabtec Corp.	470,689

	Total Machinery	2,279,058

Marine — 0.6%
10,797	Horizon Lines Inc., Class A	353,710

Trading Companies & Distributors — 0.2%
4,851	Rush Enterprises Inc. *	105,364

	TOTAL INDUSTRIALS	8,966,049

See Notes to Financial Statements.

8	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)
Shares	Security	Value

INFORMATION TECHNOLOGY — 16.7%
Communications Equipment — 4.6%
83,359	3Com Corp. *	$344,273
32,094	Andrew Corp. *	463,437
17,570	Avocent Corp. *	509,706
14,462	CommScope Inc. *	843,858
20,340	NETGEAR Inc. *	737,325

	Total Communications Equipment	2,898,599

Computers & Peripherals — 0.6%
17,846	Xyratex Ltd. *	396,717

Electronic Equipment & Instruments — 2.7%
5,337	Anixter International Inc. *	401,396
16,227	AVX Corp .	271,640
9,824	Nam Tai Electronics Inc.	117,102
13,229	Plexus Corp. *	304,134
92,315	Sanmina-SCI Corp. *	288,946
2,990	SYNNEX Corp. *	61,624
21,568	TTM Technologies Inc. *	280,384

	Total Electronic Equipment & Instruments	1,725,226

Internet Software & Services — 0.6%
23,516	United Online Inc.	387,779

IT Services — 0.5%
20,928	MPS Group Inc. *	279,807

Semiconductors & Semiconductor Equipment — 5.2%
27,396	Amkor Technology Inc. *	431,487
2,807	ASM International NV *	75,143
12,900	Brooks Automation Inc. *	234,135
30,200	ChipMOS TECHNOLOGIES (Bermuda) Ltd. *	217,138
11,294	MKS Instruments Inc. *	312,844
89,905	ON Semiconductor Corp. *	963,782
31,639	TriQuint Semiconductor Inc. *	160,093
12,480	Varian Semiconductor Equipment Associates Inc. *	499,949
17,351	Zoran Corp. *	347,714

	Total Semiconductors & Semiconductor Equipment	3,242,285

Software — 2.5%
16,077	Aspen Technology Inc. *	225,078
8,500	Jack Henry & Associates Inc.	218,875
3,750	Mentor Graphics Corp. *	49,387
7,100	MICROS Systems Inc. *	386,240
9,300	Progress Software Corp. *	295,647
981,378	Storagenetworks Inc. (a)(b)	1
17,511	Sybase Inc. *	418,338

	Total Software	1,593,566

	TOTAL INFORMATION TECHNOLOGY	10,523,979

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report	9

Schedule of Investments (June 30, 2007) (unaudited) (continued)
Shares	Security	Value

MATERIALS — 9.1%
Chemicals — 3.1%
4,500	CF Industries Holdings Inc.	$269,505
22,203	H.B. Fuller Co.	663,648
17,721	Koppers Holdings Inc.	596,843
16,170	Spartech Corp.	429,313

	Total Chemicals	1,959,309

Construction Materials — 1.0%
12,117	Eagle Materials Inc.	594,339

Containers & Packaging — 2.0%
12,324	Greif Inc., Class A Shares	734,634
12,200	Rock-Tenn Co., Class A Shares	386,984
3,000	Silgan Holdings Inc.	165,840

	Total Containers & Packaging	1,287,458

Metals & Mining — 3.0%
19,183	Commercial Metals Co.	647,810
112,267	Northgate Minerals Corp. *	325,574
10,521	Reliance Steel & Aluminum Co.	591,911
8,361	Steel Dynamics Inc.	350,410

	Total Metals & Mining	1,915,705

	TOTAL MATERIALS	5,756,811

TELECOMMUNICATION SERVICES — 1.7%
Diversified Telecommunication Services — 1.7%
19,100	Alaska Communications Systems Group Inc.	302,544
57,628	Cincinnati Bell Inc. *	333,090
5,600	Eschelon Telecom Inc. *	165,760
25,500	PAETEC Holding Corp. *	287,895

	TOTAL TELECOMMUNICATION SERVICES	1,089,289

UTILITIES — 2.5%
Electric Utilities — 1.1%
10,900	El Paso Electric Co. *	267,704
15,100	Portland General Electric Co.	414,344

	Total Electric Utilities	682,048

Gas Utilities — 0.9%
10,563	Energen Corp.	580,331

Multi-Utilities — 0.5%
7,416	Black Hills Corp.	294,786

	TOTAL UTILITIES	1,557,165

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $49,876,029)	61,539,137

See Notes to Financial Statements.

10	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENT — 2.3%
Repurchase Agreement — 2.3%
$1,451,000	Interest in $500,144,000 joint tri-party repurchase agreement dated 6/29/07 with Greenwich Capital Markets Inc., 5.340% due 7/2/07; Proceeds at maturity — $1,451,646; (Fully collateralized by various U.S. government agency obligations, 4.500% to 7.500% due 3/1/17 to 7/1/47; Market value — $1,480,027) (Cost — $1,451,000)	$1,451,000

	TOTAL INVESTMENTS — 99.9% (Cost — $51,327,029#)	62,990,137
	Other Assets in Excess of Liabilities — 0.1%	50,482

	TOTAL NET ASSETS — 100.0%	$63,040,619

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(b)	Illiquid security.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report	11

Statement of Assets and Liabilities (June 30, 2007) (unaudited)
ASSETS:
Investments, at value (Cost — $51,327,029)	$62,990,137
Cash	820
Receivable for securities sold	554,709
Dividends and interest receivable	74,963
Receivable for Fund shares sold	5,781
Prepaid expenses	35,517

Total Assets	63,661,927

LIABILITIES:
Payable for securities purchased	485,465
Payable for Fund shares repurchased	41,173
Investment management fee payable	39,249
Distribution fees payable	19,003
Deferred compensation payable	11,354
Trustees’ fees payable	4,470
Accrued expenses	20,594

Total Liabilities	621,308

Total Net Assets	$63,040,619

NET ASSETS:
Par value (Note 6)	$46
Paid-in capital in excess of par value	25,280,882
Accumulated net investment loss	(234,626)
Accumulated net realized gain on investments	26,331,209
Net unrealized appreciation on investments	11,663,108

Total Net Assets	$63,040,619

Shares Outstanding:
Class A	2,768,978

Class B	605,373

Class C	1,198,818

Net Asset Value:
Class A (and redemption price)	$14.46

Class B *	$12.72

Class C *	$12.75

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.34

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2007) (unaudited)
INVESTMENT INCOME:
Dividends	$351,311
Interest	25,318

Total Investment Income	376,629

EXPENSES:
Investment management fee (Note 2)	302,071
Distribution fees (Notes 2 and 4)	168,677
Legal fees	42,438
Transfer agent fees (Note 4)	36,326
Registration fees	27,570
Shareholder reports (Note 4)	22,097
Audit and tax	12,021
Trustees’ fees	4,164
Insurance	2,734
Custody fees	2,443
Miscellaneous expenses	4,629

Total Expenses	625,170
Less: Fee waivers and/or expense reimbursements (Note 4)	(1,983)

Net Expenses	623,187

Net Investment Loss	(246,558)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	26,425,953
Change in Net Unrealized Appreciation/Depreciation From Investments	(20,149,890)

Net Gain on Investments	6,276,063

Increase in Net Assets From Operations	$6,029,505

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report	13

Statements of Changes in Net Assets
For the six months ended June 30, 2007 (unaudited) and the year ended December 31, 2006
	2007	2006

OPERATIONS:
Net investment loss	$(246,558)	$(344,163)
Net realized gain	26,425,953	28,448,158
Change in net unrealized appreciation/depreciation	(20,149,890)	(1,551,416)

Increase in Net Assets From Operations	6,029,505	26,552,579

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(3,819,182)	(28,625,453)

Decrease in Net Assets From Distributions to Shareholders	(3,819,182)	(28,625,453)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	4,203,251	21,282,528
Reinvestment of distributions	3,657,435	8,510,860
Cost of shares repurchased	(156,129,832)	(33,053,762)

Decrease in Net Assets From Fund Share Transactions	(148,269,146)	(3,260,374)

Decrease in Net Assets	(146,058,823)	(5,333,248)
NET ASSETS:
Beginning of period	209,099,442	214,432,690

End of period*	$63,040,619	$209,099,442

* Includes accumulated net investment loss and undistributed net investment income, respectively, of:	$(234,626)	$11,932

See Notes to Financial Statements.

14	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2007 (2)		2006 †		2005 †	2004 †	2003 †		2002 †

Net Asset Value, Beginning of Period	$13.98		$14.21		$16.45	$14.29	$10.22		$12.80

Income (Loss) From Operations:
Net investment loss	(0.02)		(0.04)		(0.05)	(0.04)	(0.00	) (3)	(0.02)
Net realized and unrealized gain (loss)	1.38		1.84		0.65	2.46	4.07		(2.56)

Total Income (Loss) From Operations	1.36		1.80		0.60	2.42	4.07		(2.58)

Less Distributions From:
Net realized gains	(0.88)		(2.03)		(2.84)	(0.26)	—		—

Total Distributions	(0.88)		(2.03)		(2.84)	(0.26)	—		—

Net Asset Value, End of Period	$14.46		$13.98		$14.21	$16.45	$14.29		$10.22

Total Return(4)	9.74%		12.94%		3.27%	16.94%	39.82%		(20.16)%

Net Assets, End of Period (000s)	$40,050		$38,131		$36,173	$38,216	$40,198		$27,281

Ratios to Average Net Assets:
Gross expenses	1.45	% (5)	1.23	% (6)	1.32%	1.28%	1.13%		1.26%
Net expenses	1.44	(5)(7)	1.19	(6)(7)	1.27 (7)	1.28 (7)	1.13		1.26
Net investment loss	(0.31	) (5)	(0.29)		(0.29)	(0.27)	(0.01)		(0.17)

Portfolio Turnover Rate	36%		117%		86%	84%	119%		83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2007 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.22% and 1.18%, respectively (Note 10).

(7)	Reflects fee waivers and/or expense reimbursements.
†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report	15

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2007 (2)		2006 †		2005 †	2004 †	2003 †	2002 †

Net Asset Value, Beginning of Period	$12.46		$12.96		$15.36	$13.45	$ 9.71	$12.26

Income (Loss) From Operations:
Net investment loss	(0.08)		(0.15)		(0.17)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	1.22		1.68		0.61	2.31	3.84	(2.45)

Total Income (Loss) From Operations	1.14		1.53		0.44	2.17	3.74	(2.55)

Less Distributions From:
Net realized gains	(0.88)		(2.03)		(2.84)	(0.26)	—	—

Total Distributions	(0.88)		(2.03)		(2.84)	(0.26)	—	—

Net Asset Value, End of Period	$12.72		$12.46		$12.96	$15.36	$13.45	$9.71

Total Return(3)	9.16%		12.08%		2.45%	16.14%	38.52%	(20.80)%

Net Assets, End of Period (000s)	$7,703		$9,921		$14,735	$20,845	$21,613	$17,627

Ratios to Average Net Assets:
Gross expenses	2.40	% (4)	2.00	% (5)	2.09%	2.00%	2.02%	2.00%
Net expenses	2.40	(4)	1.98	(5)(6)	2.09	2.00 (6)	2.02	2.00
Net investment loss	(1.30	) (4)	(1.12)		(1.12)	(0.99)	(0.90)	(0.93)

Portfolio Turnover Rate	36%		117%		86%	84%	119%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2007 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.99% and 1.97%, respectively (Note 10).

(6)	Reflects fee waivers and/or expense reimbursements.
†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

16	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2007 (2)		2006 †		2005 †	2004 †	2003 †	2002 †

Net Asset Value, Beginning of Period	$12.47		$12.96		$15.36	$13.46	$ 9.71	$12.26

Income (Loss) From Operations:
Net investment loss	(0.07)		(0.14)		(0.16)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	1.23		1.68		0.60	2.30	3.85	(2.45)

Total Income (Loss) From Operations	1.16		1.54		0.44	2.16	3.75	(2.55)

Less Distributions From:
Net realized gains	(0.88)		(2.03)		(2.84)	(0.26)	—	—

Total Distributions	(0.88)		(2.03)		(2.84)	(0.26)	—	—

Net Asset Value, End of Period	$12.75		$12.47		$12.96	$15.36	$13.46	$9.71

Total Return(3)	9.32%		12.16%		2.44%	16.05%	38.62%	(20.80)%

Net Assets, End of Period (000s)	$15,288		$16,107		$17,944	$21,577	$20,285	$14,419

Ratios to Average Net Assets:
Gross expenses	2.21	% (4)	1.94	% (5)	2.09%	2.00%	2.03%	1.99%
Net expenses	2.21	(4)	1.92	(5)(6)	2.09	2.00 (6)	2.03	1.99
Net investment loss	(1.10	) (4)	(1.04)		(1.11)	(0.99)	(0.91)	(0.91)

Portfolio Turnover Rate	36%		117%		86%	84%	119%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2007 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.93% and 1.91%, respectively (Note 10).

(6)	Reflects fee waivers and/or expense reimbursements.
†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Small Cap Core Fund (the “Fund”) is a diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. Prior to April 16, 2007, the Fund, a Maryland corporation was a diversified, open-end management investment company, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

18	Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays Batterymarch 70% of the net management fee that it receives from the Fund.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), serve as co-distributors of the Fund. LMIS is a wholly owned broker-dealer subsidiary of Legg Mason.

Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2007, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2007, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$3,000	$0*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2006. This change will have no effect on fees previously deferred. As of June 30, 2007, the Fund had accrued $11,354 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 30,325,976

Sales	183,919,415

20	Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,462,784
Gross unrealized depreciation	(1,799,676)

Net unrealized appreciation	$11,663,108

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$48,877	$21,166	$8,815
Class B	42,186	8,761	6,374
Class C	77,614	6,398	6,907
Class I	—	1	1

Total	$168,677	$36,326	$22,097

LMIS, CGM and their affiliates have agreed to reimburse the Fund for any amount which exeeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS, CGM and their affiliates in performing their services under the distribution plan.

During the period ended June 30, 2007, LMIS and CGM reimbursed a portion of their distribution fees in the amount of $1,983, which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM and LMIS in performing their services under the Plan.

5. Distributions to Shareholders by Class

	Six Months Ended June 30, 2007	Year Ended December 31, 2006

Net Realized Gains
Class A	$2,318,224	$5,032,413
Class B	502,856	1,540,537
Class C	998,102	2,450,814
Class I *	—	19,601,689

Total	$3,819,182	$28,625,453

* As of November 20, 2006, Class Y shares were named Class I shares.

Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

6. Shares of Beneficial Interest

At June 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 400 million shares of capital stock authorized with par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006

	Shares	Amount	Shares	Amount

Class A
Shares sold	263,558	$3,834,853	536,147	$8,112,268
Shares issued on reinvestment	154,182	2,232,562	339,886	4,738,818
Shares repurchased	(375,986)	(5,467,318)	(694,559)	(10,297,083)

Net Increase	41,754	$600,097	181,474	$2,554,003

Class B
Shares sold	13,236	$172,773	29,263	$399,408
Shares issued on reinvestment	37,364	476,019	117,271	1,463,529
Shares repurchased	(241,753)	(3,121,048)	(487,302)	(6,604,990)

Net Decrease	(191,153)	$(2,472,256)	(340,768)	$(4,742,053)

Class C
Shares sold	14,880	$195,625	68,805	$942,656
Shares issued on reinvestment	74,304	948,854	184,939	2,308,513
Shares repurchased	(181,985)	(2,362,561)	(346,446)	(4,657,742)

Net Decrease	(92,801)	$(1,218,082)	(92,702)	$(1,406,573)

Class I *
Shares sold	—	—	769,581	$11,828,196
Shares repurchased	(9,901,983)	$(145,178,905)	(745,674)	(11,493,947)

Net Increase (Decrease)	(9,901,983)	$(145,178,905)	23,907	$334,249

* As of November 20, 2006, Class Y shares were named Class I shares.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the Fund and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had

22	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the share-

24	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

holders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.  Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals

Legg Mason Partners Small Cap Core Fund2007 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

11.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*     *     *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

12.  Subsequent Event

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund subaccounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

26	Legg Mason Partners Small Cap Core Fund 2007 Semi-Annual Report

Legg Mason Partners Small Cap Core Fund

INVESTMENT MANAGER
TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA

     Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Batterymarch Financial Management, Inc.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member FINRA, SIPC

FD0236 8/07                       SR07-401

Legg Mason Partners
Small Cap Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SMALL CAP CORE FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder
Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30 of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	Principal Accountant Fees and Services.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	August 28, 2007

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	August 28, 2007